OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

Supplement dated March 27, 2017 to the

Prospectus dated January 27, 2017

This supplement amends the Prospectus of Oppenheimer Rochester Intermediate Term Municipal Fund (the “Fund”), dated January 27, 2017, and is in addition to any other supplement(s). Capitalized terms not otherwise defined herein have the meanings accorded them in the Prospectus.

Effective April 3, 2017:

1.	The fourth paragraph under the section “Principal Investment Strategies”, on page 2, is deleted in its entirety and replaced by the following:

The Fund will not invest more than 10% of its total assets in securities that are rated below investment grade (sometimes referred to as "junk bonds") by a nationally recognized statistical rating organization, such as Moody's Investors Service. Investment-grade-securities are rated in one of the four highest rating categories of nationally recognized statistical rating organizations, such as S&P Global Ratings (or, in the case of unrated securities, determined by the Fund's sub-adviser, OppenheimerFunds, Inc., to be comparable to securities rated investment-grade). The Fund also invests in unrated securities, in which case the Fund's sub-adviser internally assigns ratings to those securities, after assessing their credit quality and other factors, in investment-grade or below-investment-grade categories similar to those of nationally recognized statistical rating organizations. There can be no assurance, nor is it intended, that the Fund's sub-adviser's credit analysis process is consistent or comparable with the credit analysis process used by a nationally recognized statistical rating organization. The Fund will not invest more than 15% of its total assets in unrated securities. For purposes of this limitation, "unrated securities" do not include securities that are not rated but that the Fund's sub-adviser determines to be comparable to securities of the same issuer that are rated by a nationally recognized statistical rating organization.

To the extent the Fund invests in pre-refunded municipal securities collateralized by U.S. government securities, the Fund may treat those securities as investment-grade (AAA) securities even if the issuer itself has a below-investment-grade rating.

2.	The second paragraph under the section “Risks of Below-Investment-Grade Securities”, on page 3, is deleted in its entirety and replaced by the following:

Because the Fund can invest up to 10% of its total assets in below-investment-grade securities, the Fund's credit risks are greater than those of funds that buy only investment-grade securities. This restriction is applied at the time of purchase and the Fund may continue to hold a security whose credit rating has been downgraded or, in the case of an unrated security, after the Fund's Sub-Adviser has changed its assessment of the security's credit quality. As a result, credit rating downgrades or other market fluctuations may cause the Fund's holdings of below-investment-grade securities to exceed, at times significantly, this restriction for an extended period of time. Credit rating downgrades of a single issuer or related similar issuers whose securities the Fund holds in significant amounts could substantially and unexpectedly increase the Fund’s exposure to below-investment-grade securities and the risks associated with them, especially liquidity and default risk. If the Fund has more than 10% of its total assets invested in below-investment-grade securities, the Sub-Adviser will not purchase additional below-investment-grade securities until the level of holdings in those securities no longer exceeds the restriction.

3.	The last paragraph under the section “Ratings of Municipal Securities the Fund Buys”, on page 9, is deleted in its entirety and replaced by the following:

The Fund may buy municipal securities that are "pre-refunded." The issuer's obligation to repay the principal value of the security is generally collateralized with U.S. government securities placed in an escrow account. This causes the pre-refunded security to have essentially the same risks of default as an AAA-rated security. This Fund may treat such securities as investment-grade (AAA) securities notwithstanding the fact that the issuer of such securities has a lower (including below-investment-grade) rating from one or more rating agencies.

4.	The last paragraph under the section “Risks of Below-Investment-Grade Securities”, on page 9, is deleted in its entirety and replaced by the following:

The Fund can invest up to 10% of its total assets in below-investment-grade securities. This restriction is applied at the time of purchase and the Fund may continue to hold a security whose credit rating has been downgraded or, in case of an unrated security, after the Fund's investment adviser has changed its assessment of the security's credit quality. As a result, credit rating downgrades or other market fluctuations may cause the Fund's holdings of below-investment-grade securities to exceed, at times significantly, this restriction for an extended period of time. Credit rating downgrades of a single issuer or related similar issuers whose securities the Fund holds in significant amounts could substantially and unexpectedly increase the Fund's exposure to below-investment-grade securities and the risks associated with them, especially liquidity and default risk. If the Fund has more than 10% of its total assets invested in below-investment-grade securities, the investment adviser will not purchase additional below-investment-grade securities until the level of holdings in those securities no longer exceeds the restriction. Below-investment-grade securities are subject to greater credit risks than investment-grade securities.

5.	The last paragraph under the section “Unrated Securities”, on page 9, is deleted in its entirety and replaced by the following:

The Fund may not invest more than 15% of its total assets in unrated securities. For purposes of this limitation, "unrated securities" do not include securities that are not rated but that the Sub-Adviser determines to be comparable to securities of the same issuer that are rated by a nationally recognized statistical rating organization.

March 27, 2017	PS0636.010